Exhibit 99.2

Fourth Quarter and Full Year 2011

Earnings Call

February 28, 2012

Safe Harbor Statement

Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: our ability to acquire access to and retrofit existing ethanol production facilities; the timing and costs associated with and the availability of capital for our scheduled retrofits of existing ethanol production facilities; our future isobutanol production capacity and the timing associated with bringing such capacity online; the timing associated with our first commercial shipments of isobutanol; the expected cost-competitiveness and relative performance attributes of isobutanol and the products derived from it; the expected applications of isobutanol, including its use to produce renewable para-xylene and alcohol to jet biofuel, addressable markets, including the size and expected future growth of such markets, potential customers and market demand; the availability of suitable and cost-competitive feedstocks; our ability to utilize agricultural residues and other cellulosic feedstocks in the future; our ability to produce and sell co-products of isobutanol production as a fertilizer or animal feedstock; the future price and volatility of corn and other renewable feedstocks; the future price and volatility of petroleum; the strength of our intellectual property position; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of our management and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and we assume no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, these statements involve many risks and uncertainties that may cause our actual results to differ from what may be expressed or implied in our forward-looking statements. For a discussion of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the risk disclosures in the Annual Report on Form 10-K of the Company for the year ended December 31, 2010, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the Securities and Exchange Commission by the

Company.

This presentation is based on information that is generally available to the public and does not contain any material, nonpublic information. This presentation has been prepared solely for informational purposes and is neither an offer to purchase nor a solicitation of an offer to sell securities.

Call Agenda

Corporate Overview (Dr. Patrick Gruber, CEO)

??Review of progress in strategic verticals

??Other corporate developments

¡±? Review of Financial Highlights (Mark Smith, CFO)

¡±? Summary and 2012 Objectives (Dr. Patrick Gruber, CEO)

¡±? Q&A

Gevo Commercialization Strategy

Remain on track to deliver first commercially produced

isobutanol in the first half of this year

Gevo Commercialization Strategy

Gevo is focused on six primary market opportunities or

strategic verticals:

1. Specialty Chemicals

2. C4s – or Butenes

3. Bio-PET

4. Specialty fuel blendstocks

5. Bio-JET

6. Renewable hydrocarbons

Specialty Chemicals Overview

First commercial market addressed by Gevo

¡±? ~$7B total addressable market and currently growing at a rate greater than 35 million gallons per year

¡±? High purity isobutanol for paint, solvents and coatings

¡±? Also includes other specialty applications

¡±? We estimate ~half the global market opportunity is in Asia

Specialty Chemicals Target Customers

Sasol, a $32 billion global chemicals company, is our

lead customer for specialty chemicals

??In August 2011, announced the industry’s first take-or-pay agreement

??Once fully lined out, plant level EBITDA margin expected to exceed

$0.80/gallon and indexed to corn

??True drop-in/exact replacement chemical

??Currently on track for anticipated first commercial shipments by July of this year

¡±? Ongoing discussions with other specialty chemical

producers

??For lighter fluid, isobutyl acetate and multiple chemical intermediaries

C4s – Butenes Overview

Made from renewable isobutanol

??~$8B total addressable market currently growing by approximately

100 million gallons per year

??We estimate ~ half the global market is in Asia

¡±? Very diverse number of applications

¡±? Market opportunities include isobutylene, lubricants,

MMA, synthetic rubber, and other butene-based

Intermediates

C4s – Butenes: LANXESS Relationship

Lead customer is LANXESS, the world’s largest synthetic rubber manufacturer, with sales of EUR 7.1 billion in 2010 and currently around 16,100 employees in 30 countries

??10-year supply agreement in place

??Recently expanded relationship to include Southeast Asia

??Off-take agreements contemplate a feedstock-based formula to balance risk/reward for both parties

??True drop-in/exact replacement chemical

Bio-PET Overview

Enabling technology is bio-based para-xylene (PX)

??Estimated $100B total addressable market

??Very diverse number of applications from plastic bottles and food packaging to carpet and apparel fibers

¡±? Driver is brand owners desire to “green” their supply

Chains

Bio-PET Target Customers and Strategic Relationships

Coca-Cola is our lead partner

??Landmark agreement with one of the world’s leading brand

owners

??Estimated 1.7 billion servings per day and expected to double by 2020

??Goal of all plastic packaging to be fully renewable-based by

2020

??One of two companies selected from 20+/- candidates

??The first phase of development already underway

??True drop-in/exact replacement chemical

¡±? Toray, a world leader in films and fibers, is

critical in developing this vertical as well

??2011 demonstrated successful production of renewable-based

PET films and fibers

Specialty Fuel Blendstocks Overview

Estimated $80B total addressable market for fuel

blendstocks

??Need for a better oxygenate with lower emissions

??Energy security

¡±? Upside opportunity to go to “advanced”

??There are many obligated parties in need of Advanced RINs

??Refiners are obligated to meet RFS2 mandates

??”Buy vs. produce” decision

??Analyzing opportunity to balance risk/reward and capture value without simply speculating on the future value of Advanced RINs

??Gevo has submitted a pathway to the EPA to obtain “advanced” status

¡±? Would be first and only cornstarch-based pathway to achieve

“advanced” status

??Considerable upside given Advanced RINs are currently trading above

$1 per gallon of renewable isobutanol

Lead Specialty Fuel Blendstocks Target Customers

Mansfield Oil

??Fuel distribution company delivering a disciplined approach to fuel services nationwide from over 900 supply terminals

??In August 2011, announced a 5 year agreement expected to

initially focus on niche markets which may include marine

fuel

¡±? Total

??Fourth largest oil company worldwide

??Continues to be an important shareholder in Gevo

??Focused on blending isobutanol to meet stringent Texas

Reformulated Gasoline fuel specifications

Specialty Fuel Blendstock Validation

Fuel opportunity supported by recent independent tests

??National Marine Manufacturers Association & the American Boat and

Yacht Council

¡±? Two independent tests demonstrating the superior characteristics of isobutanol vs. ethanol for the boating industry

??Outdoor Power Equipment Institute conducted independent tests using isobutanol blends in small engines

¡±? Tests were conducted on Briggs & Stratton small engines and results demonstrated the valuable characteristics of isobutanol as a blend stock

Bio-JET Fuel Overview

We believe this vertical has enormous commercial

potential

??Reduce dependence on oil and its associated price volatility

??Large military market: jet fuel accounts for more than half the

Department of Defense’s energy bill

??Desire to lower emissions (e.g. European carbon tax scheme) for airlines

??Energy security

¡±? Gevo completed construction and successfully

commissioned our Silsbee, TX alcohol-to-jet facility

??Producing demonstration quantities which are being delivered to the

Air Force

¡±? ASTM certification is ongoing and remains on track for

2013

World’s Largest ATJ Facility

Bio-JET Target Customers

U.S. Air Force is our lead customer

??Initial purchase order received late 2011

??Delivering initial quantities

??Look forward to flight testing this year

¡±? United Air Lines LOI

??Exchanging terms

??Anticipate utilizing cellulosic feedstock longer term

¡±? In discussions with multiple air carriers for additional offtakes

Renewable Hydrocarbons Overview

Applications:

??Renewable gasoline

??Renewable diesel

??Other renewable fuels including bunker fuel

¡±? Currently analyzing this opportunity

??Known pathway from isobutanol to fully renewable fuels

??Not blends, but actual replacements of petroleum-based products

¡±? Have engaged key stakeholders including refiners and

oil industry consultants

¡±? Ultimately, our objective is to replace the entire barrel of oil

Other Important Corporate Developments

Animal Feed

??Primary processor

??Expect to capture 100% of nutritional value of corn – protein

??Enhanced value = lower net carbohydrate cost

¡±? In January 2012, we announced a definitive off-take and

marketing agreement with Land O’Lakes Purina Feed LLC

??Covers our iDGs™ produced at our Luverne, MN commercial plant

??Purina will be exclusive marketer

??Will work together to enhance the value

¡±? Slaney & Black – “job well done”

¡±? Signed non-binding MOU to access capacity that

potentially covers ~70% of our expected 2015 volumes

Several Accomplishments on IP Front

September 2011

??U.S. Patent No. 8,017,375, “Yeast Organism Producing Isobutanol at a

High Yield” (PDC Patent)

??U.S. Patent No. 8,017,376, “Methods of Increasing Dihydroxy Acid

Dehydratase Activity to Improve Production of Fuels, Chemicals, and

Amino Acids” (AFT Patent)

December 2011

??U.S. Patent No. 8,071,358, covering additional “Methods of Increasing

Dihydroxy Acid Dehydratase Activity to Improve Production of Fuels,

Chemicals, and Amino Acids” (DHAD Patent)

January 2012

??U.S. Patent No. 8,101,808, “Recovery of Higher Alcohols From Dilute

Aqueous Solutions”

¡±? GIFTTM separation system Patent

¡±? Covers propanols, butanols, pentanols and hexanols – C3 through C6 alcohols

Recently

??U.S. Patent No. 8,097,440 “Engineered Microorganisms Capable of

Producing Target Compounds Under Anaerobic Conditions.” (NKR

Patent)

¡±? Foundational aspect of Gevo’s yeast technology

¡±? New, man-made enzyme that is designed to enable anaerobic fermentation

4Q11 Financial Results

For the three months ended

For the year ended 12/31/11

12/31/11

(unaudited)

(unaudited)

Cash and cash equivalents

$

94,225,000

Income Statement Total

Revenues

$ 17,229,000

$ 64,549,000

Gross

margin

1,703,000

3,961,000

R&D

(5,938,000)

(19,753,000)

SG&A

(8,889,000)

(28,890,000

)

COGS

(15,526,000)

(60,588,000

)

Net loss

$ (14,160,000)

$ (48,214,000)

Net loss per share

–

basic and diluted

$ (0.54)

$ (2.15)

Shares used in computaOon of net loss per share

–

basic

and

diluted

26,005,744

22,909,916

2012 Goals for Commercial Plants

Luverne

??Start-up on track

??Anticipate delivering renewable isobutanol to Sasol under our take-or-pay contract in July

??By year end, we expect a 1 million gallon per month production run rate

??Will give more specific startup guidance with milestones on 1Q12 call

¡±? Redfield

??Detailed engineering work is ongoing

??Anticipate we can get more capacity than originally expected

??Anticipate construction to commence in 2H12 and the plant to be operational in 2013

??Optimize Redfield based on lessons learned at Luverne, construction still expected to take ~ 12 months

¡±? Based on current cost projections, once fully operational,

these two plants are expected to produce enough

Q&A